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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                         May 1, 2007 (February 22, 2007)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                   0-23317                  06-1411336
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(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification Number)
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                            50 West Watkins Mill Road
                          Gaithersburg, Maryland 20878
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5.                 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company previously reported on a Current Report on Form 8K filed on February 28, 2007, the election of Lloyd I. Miller, III to its Board of Directors. At that time, he had not been appointed to serve on any Board committees. On April 25, 2007, the Board elected Mr. Miller to serve on its Audit Committee and its Compensation Committee.

On April 26, 2007, the Board also confirmed that Mr. Miller was elected to serve as a Director in Class III. The term of that Class expires at the Annual Stockholders meeting of the Company in 2009.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Gene Logic Inc.


                                           By:  /s/ Philip L. Rohrer, Jr.
                                           --------------------------------
                                                    Philip L. Rohrer, Jr.
                                                    Chief Financial Officer


Dated:  May 1, 2007